PIMCO Funds

Supplement dated February 16, 2021 to the Credit Bond Funds Prospectus (the “Prospectus”), and to the Statement of Additional Information (the “SAI”), each dated July 31, 2020, each as supplemented from time to time

Disclosure Related to the PIMCO Senior Floating Rate Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGES IN FUND NAME, NON-FUNDAMENTAL INVESTMENT POLICY, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, BENCHMARK AND REDEMPTION FEE

Effective May 3, 2021 (the “Effective Date”), all references to the Fund’s name in the Prospectus and the SAI are deleted and replaced with the following:

PIMCO Low Duration Credit Fund

As of the Effective Date, Non-Fundamental Investment Restriction 16, pertaining to the Fund, in the “Non-Fundamental Investment Restrictions” section of the SAI is deleted in its entirety and replaced with the following:

The PIMCO Low Duration Credit Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

As of the Effective Date, the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

The Fund may invest in fixed, floating and adjustable rate debt, including senior secured loans and senior corporate debt. A senior secured debt security holds a senior position in the issuer’s capital structure and is typically secured by collateral such that, under normal circumstances, holders (such as the Fund) enjoy a priority claim to some or all of the issuer’s assets in the event of default as compared to other creditors of the issuer. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest in both investment grade securities and high yield securities (“junk bonds”) and may primarily invest its assets in below investment grade securities subject to a maximum of 10% of its total assets in securities rated below Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security.

The average portfolio duration of the Fund will normally vary from zero to three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments of issuers economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 25% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.

The Fund may invest in derivative instruments, such as credit default swap and total return swap agreements, interest rate swaps, futures and options, subject to applicable law and any other restrictions described in the prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including currency forwards, and may engage in short sales. The Fund may only invest in common equity interests, such as common stocks or other common equity-related securities, received through the conversion of a Fixed Income Instrument or in connection with a corporate action or debt restructuring. The Fund may also invest up 15% of its total assets in preferred securities.

As of the Effective Date, the following is added to the “Principal Risks” section of the Fund’s Fund Summary in the Prospectus immediately following Derivatives Risk and corresponding changes are made in the table in the “Descriptions of Principal Risks” section of the Prospectus:

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

As of the Effective Date, “Senior Loan Risk” in the “Principal Risks” section of the Fund’s Fund Summary in the Prospectus is moved immediately below “High Yield Risk” in the “Principal Risks” section of the Fund’s Fund Summary in the Prospectus.

As of the Effective Date, any redemptions of Fund shares will no longer be subject to a redemption fee. Accordingly, as of the Effective Date, the “Shareholder Fees” table and corresponding footnotes in the Fund’s Fund Summary in the Prospectus are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	1.00%

As of the Effective Date, all references in the Prospectus and SAI to the redemption fee charged by the Fund are deleted in their entirety.

As of the Effective Date, the Fund’s broad-based securities market index is the 50% ICE BofAML 1-5 Year US High Yield Constrained Index/50% J.P. Morgan Leveraged Loan Index. Accordingly, as of the Effective Date, corresponding changes are made to the Average Annual Total Returns Table in the “Performance Information” section of the Fund’s Fund Summary in the Prospectus, and the first sentence of the second paragraph of the “Performance Information” section of the Fund’s Fund Summary is deleted in its entirety and replaced with the following:

Effective May 3, 2021, the Fund’s broad-based securities market index is a blend of 50% ICE BofAML 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The ICE BofAML 1-5 Year US High Yield Constrained Index is designed to track the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with at least one year and less than five years remaining term to final maturity, at least 18 months to final maturity at issuance, a fixed coupon schedule and a minimum amount of outstanding of $250 million. The J.P. Morgan Leveraged Loan Index is designed to mirror the investable universe of USD institutional leveraged loans and is comprised of issuers domiciled across global markets (the international component is comprised of developed marketed-domiciled issuers only). The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies. Prior to May 3, 2021, the Fund’s broad-based securities market index was the J.P. Morgan BB/B Leveraged Loan Index.

As of the Effective Date, the following is added after the second paragraph of the “Performance Information” section of the Fund’s Fund Summary in the Prospectus:

Effective May 3, 2021, certain changes were made to the Fund’s principal investment strategies. The Fund’s performance information prior to May 3, 2021 relates only to the Fund’s former principal investment strategies.

Investors Should Retain This Supplement for Future Reference

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